SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 20, 2000

                    The Interpublic Group of Companies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                       1-6686                  13-1024020
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(State or Other Jurisdiction        (Commission File            (IRS Employer
      of Incorporation)                  Number)             Identification No.)

 1271 Avenue of the Americas, New York, New York                    10020
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     (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's telephone number, including area code: 212-399-8000


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events.

         The merger (the "Merger") of NFO Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of The Interpublic Group of Companies, Inc. ("Interpublic"), with and into NFO Worldwide, Inc. ("NFO") as previously disclosed by Interpublic was consummated on April 20, 2000. The Merger was effected pursuant to the Agreement and Plan of Merger by and between Interpublic and NFO, dated December 20, 1999 and as amended April 3, 2000.

         A press release related to the approval of the Merger by the stockholders of NFO at a special meeting of NFO stockholders on April 18, 2000 was issued by NFO on April 18, 2000, and a press release related to the consummation of the Merger on April 20, 2000 was issued by Interpublic on April 20, 2000, each of which is attached as Exhibits 99.1 and 99.2, respectively, and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibits.

         99.1 Press Release dated April 18, 2000 (incorporated by reference herein from the Prospectus Supplement filed by The Interpublic Group of Companies, Inc. on April 19, 2000 under Rule 424(b)(3), No. 333-31436).

         99.2     Press Release dated April 20, 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE INTERPUBLIC GROUP OF COMPANIES, INC.


Date: April 20, 2000                   By:    /s/ Nicholas J. Camera
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                                              Nicholas J. Camera
                                              SENIOR VICE PRESIDENT, GENERAL
                                              COUNSEL AND SECRETARY

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                                  EXHIBIT INDEX

         Exhibits.

         99.1 Press Release dated April 18, 2000 (incorporated by reference herein from the Prospectus Supplement filed by The Interpublic Group of Companies, Inc. on April 19, 2000 under Rule 424(b)(3), No. 333-31436).

         99.2     Press Release dated April 20, 2000.